UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2006

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

During Fiscal 2004, we granted long-term incentive awards to Dorrit J. Bern, Joseph M. Baron, Anthony A. DeSabato, Eric M. Specter, and Colin D. Stern, executive officers who were named in our 2005 Proxy Statement and who are expected to be named in our 2006 Proxy Statement (the “Executive Officers”). These grants were made pursuant to our 2003 Incentive Compensation Plan (the “2003 Plan”), which was approved by our Board of Directors on February 6, 2003 and approved by our shareholders on June 26, 2003. In addition to approving the 2003 Plan, shareholders also approved, among other things, the material terms of certain awards that may be granted under the 2003 Plan to the named Executive Officers in order to meet the requirement for such awards to qualify as “performance-based” under Section 162(m) of the Internal Revenue Code. The 2003 Plan was filed with the Securities and Exchange Commission on May 22, 2003 as Appendix “C” to our 2003 Proxy Statement Pursuant to Section 14 of the Securities Exchange Act of 1934. The following brief description of the general terms of the long-term incentive awards is qualified in its entirety by reference to the full text of the 2003 Plan filed as “Appendix C” to our 2003 Proxy Statement.

Long-term Incentive Awards

The table below gives information concerning the awards to our named executive officers during Fiscal 2004 for our performance during the three-year performance period covering Fiscal 2004 through Fiscal 2006. These awards were approved by the Compensation Committee and Stock Option Committee on February 5, 2003, the Compensation Committee Subcommittee on April 14, 2003, and the Board of Directors on February 6, 2003. Under the long-term incentive awards, the named executive officers were granted an opportunity to earn cash awards based on our achieving specified levels of average return on tangible assets over the three-year performance period. Average return on tangible assets is measured by earnings before interest and taxes divided by average tangible assets.

	Performance
	Period
	Until Payout	Estimated Future Payout
Name and Title	(Fiscal Years)	Threshold($)	Target($)	Maximum($)

Dorrit J. Bern, Chairman of the Board,
President and Chief Executive Officer	2004-2006	$175,000	$350,000	$700,000

Joseph M. Baron , Executive Vice
President and Chief Operating Officer	2004-2006	50,000	100,000	200,000

Anthony A. DeSabato, Executive Vice
President - Corporate and Labor
Relations, Business Ethics	2004-2006	50,000	100,000	200,000

Eric M. Specter, Executive Vice
President and Chief Financial Officer	2004-2006	50,000	100,000	200,000

Colin D. Stern, Executive Vice
President, General Counsel and
Secretary	2004-2006	50,000	100,000	200,000

During the three-year performance period, we achieved a level of average return on tangible assets in excess of the threshold level. Accordingly, on April 7, 2006, our Board of Directors approved bonuses under the long-term incentive awards to our named executive officers as follows: Dorrit J. Bern, $216,863; Joseph M. Baron, $61,961; Anthony A. DeSabato, $61,961; Eric M. Specter, $61,961; and Colin D. Stern, $61,961.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1
2003 Incentive Compensation Plan, incorporated by reference to Appendix C of the Registrant’s Proxy Statement Pursuant to Section 14 of the Securities Exchange Act of 1934, filed on May 22, 2003 (File No. 000-07258).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: April 11, 2006	/S/ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
2003 Incentive Compensation Plan, incorporated by reference to Appendix C of the Registrant’s Proxy Statement Pursuant to Section 14 of the Securities Exchange Act of 1934, filed on May 22, 2003 (File No. 000-07258).

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